UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 27, 2004

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01(a). Entry into a Material Definitive Agreement.

On August 27, 2004, Tech Data Corporation entered into an amendment to its Transfer and Administrative Agreement dated as May 19, 2000. Parties to the amendment are, TECH DATA CORPORATION, as collection agent, TECH DATA FINANCE SPV, INC., as transferor, YC SUSI TRUST (“SUSI Issuer), LIBERTY STREET FUNDING CORP. (“Liberty”), AMSTERDAM FUNDING CORPORATION (“AFC”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”) and collectively with SUSI Issuer, Liberty, and AFC, the “Class Conduits”), THE BANK OF NOVA SCOTIA, (“Scotia Bank”), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the “Liberty Agent”), ABN AMRO BANK N.V., (“ABN AMRO”), as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the “AFC Agent”), BANK ONE, NA (“Bank One”), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the “Falcon Agent”) and BANK OF AMERICA, NATIONAL ASSOCIATION, (“Bank of America”), as agent for SUSI Issuer, Liberty, AFC, Falcon, the Liberty Bank Investors, the AFC Bank Investors and the Falcon Bank Investors (in such capacity, the “Administrative Agent”), as a SUSI Issuer Bank Investor, as agent for SUSI Issuer and the SUSI Issuer Bank Investors (in such capacity, the “SUSI Issuer Agent”).

Under the terms of the amendment the definitions for the “Commitment Termination Date” and “Dilution Reserve Ratio” were deleted and replaced with the following:

““Dilution Reserve Ratio” means, at any time on or before December 31, 2004, an amount equal to the product of (i) two (2) and (ii) the highest Dilution Ratio as of the last day of any of the preceding six (6) months and, at any time after December 31, 2004, the greater of (a) the product of (i) two (2) and (ii) the highest Dilution Ratio as of the last day of any of the preceding six (6) months, and (b) 13.0%.”

““Commitment Termination Date” means, with respect to each Class, August 26, 2005, or such later date to which such Commitment Termination Date may be extended by Transferor, the related Class Agent and the related Bank Investors not later than 60 days prior to the then current Commitment Termination Date for such Class.”

Item 1.01(b). Entry into a Material Definitive Agreement.

On August 27, 2004, Tech Data Corporation amended its Receivables Purchase and Servicing Agreement dated May 19, 2000. Parties to the agreement are Tech Data Corporation and Tech Data Finance SPV, Inc.

Under the terms of the amendment the Seller may, from time to time exclude one or more Obligors indebtedness from the receivable sold to the Purchaser. The definition of Receivable and Section 2.1(a) were deleted and replaced to provide for this provision.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10-AAy    Amendment Number 7 to Transfer and Administration Agreement

Exhibit 10-AAz    Amendment Number 2 to Receivables Purchase and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

August 27, 2004	/s/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President &
Chief Financial Officer
Tech Data Corporation